EXHIBIT 10.2

Broadridge / Kyndryl Confidential Information Amendment No. 5

NOTE: Certain identified information IN THIS AMENDMENT has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. SUCH PORTIONS HAVE BEEN REDACTED AND ARE MARKED WITH A "[****]" IN PLACE OF THE REDACTED LANGUAGE.

Amendment No. 5

This Amendment No. 5, entered into by and between BROADRIDGE FINANCIAL SOLUTIONS, INC. ("Broadridge" or "Customer Party") and KYNDRYL, INC. ("Kyndryl" or "Supplier Party") (each, a "Party" and collectively, the "Contracting Parties"), is made pursuant to and amends the Amended and Restated 2019 Information Technology Services Agreement, made and entered into as of December 31, 2019, as amended from time to time (the "A&R 2019 ITSA", and together with all exhibits, attachments, and amendments thereto, the "Agreement"), by and between Broadridge and Kyndryl. This Amendment No. 5 is effective as of March 31, 2026 (the "Amendment No. 5 Effective Date").

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Contracting Parties agree to amend the Agreement as follows:

1. **Amended and New Exhibits and Attachments**. The following table lists all of the Exhibits and Attachments to the A&R 2019 ITSA and the treatment of such Exhibits and Attachments as a result of this Amendment No. 5. Where the table states that an Exhibit or Attachment is "Amended" the current version of such Exhibit or Attachment is deemed to be deleted in its entirety and replaced with the corresponding Exhibit or Attachment attached to this Amendment No. 5 as of the Amendment No. 5 Effective Date. Where the table states that an Exhibit or Attachment is "New" the corresponding Exhibit or Attachment attached to this Amendment No. 5 is deemed to form part of the Agreement as of the Amendment No. 5 Effective Date, Where the table states that an Attachment is "Deleted" the corresponding Attachment is deemed to be intentionally deleted as of the Amendment No. 5 Effective Date.

A&R 2019 ITSA			**Treatment under Amendment No. 5**
Exhibit 1	–	Transition Plan	No change
Attachment 1-A	–	Transition Plan	No change
Attachment 1-B	–	Transformation Services	**New**
Attachment 1-B-1	–	Mainframe and Data Center Transition Plan Services	**New**
Attachment 1-B-1A	–	Mainframe and Data Center Migration Transition Plan Timeline	**New**
Attachment 1-B-2	–	Operations Transformation Plan Services	**New**
Exhibit 2	–	Statement of Work	**Amended**
Attachment 2-A	–	Mainframe	No change
Attachment 2-B	–	Managed Network Services	No change
Attachment 2-C	–	Cross-Functional – Other Services	No change
Attachment 2-D	–	Cross-Functional – Hardware and Software Services	No change
Attachment 2-E	–	Cross-Functional – Service Support Services	No change
Attachment 2-F	–	Cross-Functional – Service Delivery Services	No change
Attachment 2-G	–	Enterprise Security Services	**Amended**

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Broadridge / Kyndryl Confidential Information Amendment No. 5

Attachment 2-H	–	Form of Statement of Work	No change
Attachment 2-I	–	Intentionally Left Blank	**Deleted**
Exhibit 3	–	Service Level Management	No change
Attachment 3-A	–	Critical Service Levels and Key Measurements	No change
Attachment 3-B	–	Service Level Matrix	No change
Attachment 3-C	–	Measuring Tools and Methodologies	No change
Attachment 3-D	–	Post Mortem Document	No change
Exhibit 4	–	Fees	**Amended**
Attachment 4-A1	–	Base Fees	**Amended**
Attachment 4-A2	–	Transition Fees and Ramp-Up Fees	**Deleted**
Attachment 4-A3	–	ARC Rates and RRC Rates	**Amended**
Attachment 4-A4	–	Intentionally left blank	No change
Attachment 4-A5	–	Unit Rates	**Amended**
Attachment 4-A6	–	Summary of Fees	**Amended**
Attachment 4-B	–	Financial Responsibility Matrix Attachment	**Amended**
Attachment 4-C	–	Resource Units	**Amended**
Attachment 4-D	–	Resource Unit Baselines	**Amended**
Attachment 4-E	–	Form of Invoice	No change
Attachment 4-F	–	Capital Expenditure and Hardware Services Charge Attachment	No change
Attachment 4-G	–	Termination Fees	**Amended**
Attachment 4-H	–	Intentionally left blank	No change
Attachment 4-I	–	Benchmarking Fee Schedule	No change
Attachment 4-J	–	Intentionally left blank	**Deleted**
Attachment 4-K	–	Hourly Rate Card	No change
Attachment 4-L	–	[****]	**New**
Exhibit 5	–	Customer Third Party Contracts	No change
Exhibit 6	–	Customer Software and Hardware	**Amended**
Exhibit 7	–	Supplier Software and Hardware	**Amended**
Attachment 7-A	–	BoM	**New**
Attachment 7-B	–	[****]	**New**
Exhibit 8	–	Service Locations	**Amended**
Exhibit 9	–	Governance	No change
Attachment 9-A	–	Committee Members	No change
Attachment 9-B	–	Procedures Manual	No change
Attachment 9-C	–	Severity Levels	No change
Exhibit 10	–	Reports	No change
Exhibit 11	–	Customer Architecture	**Amended**
Attachment 11-A	–	Intentionally Left Blank	**Deleted**
Attachment 11-B	–	Replication Circuit Architecture	No change
Exhibit 12	–	Customer Policies	No change
Attachment 12-A	–	Information Security Requirements	No change
Attachment 12-B	–	Drug Testing Requirements	No change
Exhibit 13	–	Business Continuity Plan	No change
Attachment 13-A	–	Customer Disaster Recovery Plan	No change
Attachment 13-B	–	Test Acceptance Criteria Checklist	No change
Exhibit 14	–	Form of Non-Disclosure and Assignment Agreement	No change
Attachment 14-A	–	Business Conduct Guidelines	No change

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Broadridge / Kyndryl Confidential Information Amendment No. 5

Attachment 14-B	–	IBM Confidentiality Agreement	No change
Exhibit 15	–	Termination Assistance	No change
Exhibit 16	–	Intentionally Left Blank	No change
Exhibit 17	–	Planned Projects	No change
Exhibit 18	–	Customer Satisfaction Survey	No change
Attachment 18-A	–	Sample SET/MET Discussion Document	No change
Exhibit 19	–	Form of Monthly Datacom Billing File	No change
Exhibit 20	–	Facilities Use Terms	No change
Exhibit 21	–	Customer Competitors	**Amended in body of Amendment 5**
Exhibit 22	–	[****]	[****]
Exhibit 23	–	Supplier Service Location Security Policies	No change
Attachment 23-A	–	Data Center Security Policies	No change
Attachment 23-B	–	Facilities Infrastructure Tour Process	No change
Exhibit 24	–	[****] Criteria	[****]
Exhibit 25	–	[****]	[****]
Exhibit 26	–	Supplier Competitors	No change
Exhibit 27	–	Form of Auditor Update Letter	No change
Exhibit 28	–	Supplier Confidential Information Pre-Approved for Disclosure	No change
Exhibit 29	–	Top Twenty Broker-Dealers	No change
Exhibit 30	–	Supplier Employee Screening Policies and Procedures	No change
Exhibit 31	–	Restricted Roles	No change
Exhibit 32	–	[****]	[****]
Exhibit 33	–	Intentionally Left Blank	**Deleted**
Exhibit 34	–	[****]	[****]
Exhibit 35	–	RFS Inventory	**New**
Exhibit 36	–	Advanced Delivery Addendum	**New**
Exhibit 37	-	Key Individuals	**New**
DPA	–	Data Privacy Addendum	No change

2. **Amendments to the A&R 2019 ITSA**.

(a) **Section 1.01 (Definitions)**. Section 1.01 (Definitions) of the A&R 2019 ITSA is hereby modified to add the following new defined terms:

"[****]" means [****].

"[****]" means [****].

"[****]" means [****].

"[****]" means, [****].

"[****]" means, [****].

"[****]" means [****].

"[****]" means, [****].

"[****]" means [****].

"[****]" means [****].

Page 3 of 12

Broadridge / Kyndryl Confidential Information Amendment No. 5 Page 4 of 12 “Net Book Value” means, with respect to Hardware, the value of such Hardware as reflected on Supplier’s books and records, determined on a net book value basis, in accordance with US GAAP, equal to the original acquisition cost of such Hardware minus all depreciation, amortization, impairment, write-downs, reserves, and other reductions in value taken or required to be taken under US GAAP. If any item of Hardware has been fully depreciated, impaired, written down, is obsolete, unusable, or no longer in serviceable condition, its Net Book Value shall be zero. “[****]” means [****]. “[****]” means [****]. “[****]” means [****]. “[****]” means [****]. “[****]” means [****]. “[****]” means [****]. (b) Section 1.01 (Definitions). The definition of “Statement of Work” in Section 1.01 of the A&R 2019 ITSA is hereby deleted in its entirety and replaced with the following: “Statement of Work” or “SOW” and “Request for Service” or “RFS” means the statement of work set forth in Exhibit 2, any other statement of work or request for service entered into by the Parties under this Agreement for the provision of the Services, and those RFS’s listed in the RFS Inventory set forth on Exhibit 35. (c) Section 3.05 (Customer Architecture). Section 3.05 (Customer Architecture) of the A&R 2019 ITSA is hereby modified to add a new subsection 3 to Section 3.05 as follows: “(3) [****]. (i) [****]. (ii) [****]. (iii) [****]. (iv) [****]. (v) [****]. (vi) [****]. (vii) [****]. (viii) [****].” (d) Section 3.14. (Insourcing and Resourcing). Section 3.14 of the A&R 2019 ITSA is deleted and replaced with the following: “3.14. Insourcing and Resourcing. Upon at least 60 days’ notice to Supplier, Customer may insource, resource or obtain from a Customer Third Party Supplier any portion of the Services;

Broadridge / Kyndryl Confidential Information Amendment No. 5 Page 5 of 12 provided, however, that without limiting any other rights of Customer under this Agreement (including Customer’s rights with respect to extraordinary events, as described in Exhibit 4), with respect to each Contract Year, no such action shall reduce the aggregate Base Fees for such Contract Year as set out in Attachment 4-A1 to Exhibit 4 as of April 1, 2026 by more than [****], provided however that the purchase of the Z17 Mainframe Hardware Assets or any Net New HW as permitted by this Agreement shall not be calculated in the Base Fee amount for purposes of in- sourcing. If Customer insources or resources all of the Services in a Tower in accordance with this Section, such insourcing or resourcing of the entire Tower shall be deemed to be a termination for convenience of such Tower pursuant to Section 25.02.” (e) Section 5.01. (Service Delivery Organization). Section 5.01 of the A&R 2019 ITSA is hereby amended to add the following as new subsection (7): “(7) Supplier will use commercially reasonable efforts to [****] the percentage of named, dedicated staff working on Customer’s account from [****].” (f) Section 5.05. (Subcontracting and Supplier Agents). Section 5.05 of the A&R 2019 ITSA is deleted and replaced with the following: “5.05. Subcontracting and Supplier Agents. Subject to the other provisions of this Section, the obligations of Supplier under this Agreement shall be performed by Supplier Party and, except as set forth herein, Customer does not consent to a party other than Supplier Party rendering performance of Supplier’s obligations under this Agreement. Supplier Party shall not subcontract or delegate performance of any of Supplier’s obligations under this Agreement without Customer Party’s prior written consent for each subcontractor or delegate, as applicable; provided, however, that Customer Party’s prior consent shall not be required to the extent any such subcontract or delegation (1) is to any entity other than a Customer Competitor and (2) does not result in (a) Supplier paying [****] or more per year to the applicable subcontractor or delegate and (b) any subcontractor or delegate having access to (i) Customer Confidential Information comprised of Personal Data, (ii) any Customer client’s information or (iii) any Customer Site or other such premises, Customer Software or Customer network. [****]. Supplier Party shall cause the Supplier Agents and Affiliates of Supplier Party to comply with the obligations of Supplier, including the obligations with respect to MSDOs, under this Agreement. Supplier Party shall be responsible for such compliance and all other acts and failures to act of the Supplier Agents and such Affiliates. Supplier Party shall be responsible for all payments to the Supplier Agents.” (g) Section 7.01. (Service Locations). Section 7.01 of the A&R 2019 ITSA is deleted and replaced with the following: “7.01. Service Locations. The Services shall be provided from the service locations set forth in Exhibit 8 (the “Service Locations”). Customer shall grant Supplier access rights to certain Customer facilities and in connection with such access, Supplier shall comply with the facilities use terms set forth in Exhibit 20. Supplier shall use Customer facilities solely to the extent permitted in this Agreement and solely for the provision of the Services to Customer. [****]. Customer Party may withhold [****] in accordance with the governance procedures set forth in Exhibit 9 and the Change Control Procedures (as part of Supplier’s Change Request, Supplier will detail the reasons for the requested change), and Customer may, as a condition of such approval (whether in its sole or reasonable discretion), (i) perform any due diligence that it reasonably deems necessary; (ii) establish a mutually agreed-upon governance and transition plan for any such offshoring; and/or (iii) require a staggered transition (e.g., Supplier cannot move an entire team, function or Service Location at the same time). Supplier Party represents that Exhibit 8 fully and accurately reflects the

Broadridge / Kyndryl Confidential Information Amendment No. 5 Page 6 of 12 Service Locations and resources located outside of the United States. [****]. For the avoidance of doubt, a transfer or change in the provision of Services or of personnel from one Service Location to another (whether or not such Service Location(s) are existing or new) or the provision of any Services from any other service location (including from a service location outside United States) (including, without limitation, the transfer of existing Services from one Service Location to another, the offshoring of Services from the United States to a Service Location outside of United States, the provision of new Services from a new or an existing Service Location, transfer of personnel from a United States Service Location to a Service Location outside of the United States, the substitution of personnel at a United States Service Location with personnel outside of the United States, and/or the use of personnel from a Service Location outside of the United States) is expressly prohibited unless approved in advance by Customer Party in writing as described in this Section. Supplier Party shall in no way use Customer Party’s non approval of offshoring as a basis for increasing or imposing any Fees.” (h) Section 7.08 (Data Center [****]). Section 7 of the A&R 2019 ITSA is hereby amended to add the following as new Section 7.08: “7.08. Data Center [****]. (i) [****]. (ii) [****]. (iii) [****]. (iv) [****].” (i) Section 10.01. (Customer Software and Work Product). Section 10.01 of the A&R 2019 ITSA is deleted and replaced with the following: “10.01. Customer Software and Work Product. Customer retains and shall retain all of its right, title and interest in and to the Customer Software and Customer Work Product and, except as set forth in this Section, Supplier and any Supplier Agent hold no title, right, or interest (including any equitable or beneficial interest) in the Customer Software and Customer Work Product. To the extent Supplier will use the Customer Software or Customer Work Product in connection with providing the Services, Customer grants Supplier and Supplier Agents (provided that such Supplier Agents are bound by confidentiality obligations similar to those of Supplier hereunder), during the Term, a global, royalty-free, non-exclusive, non-transferable license to access, use and copy the Customer Software and Customer Work Product (but only to the extent permitted by any applicable third party license agreement), in each case, to the extent necessary for Supplier to perform its obligations hereunder; provided, however, that the license granted to Supplier (and to the extent set forth in this Section, to Supplier Agents) in this Section with respect to Customer Software which Customer licenses from a third party shall be limited to the object code format of such third-party Customer Software. Subject to the license granted to Supplier (and to the extent set forth in this Section, to Supplier Agents) pursuant to this Section, to the extent Supplier or any Supplier Agent obtains any rights in Customer Software or Customer Work Product, Supplier and any applicable Supplier Agent hereby irrevocably and perpetually assigns, transfers and conveys to Customer Party (or the Affiliate of Customer designated by Customer Party) without further consideration all of its right, title and interest in and to the Customer Software and Customer Work Product. Upon Customer’s request, Supplier and any applicable Supplier Agent shall execute any documents (or take any other actions) as may reasonably be necessary, or as Customer may request, to perfect

Broadridge / Kyndryl Confidential Information Amendment No. 5 Page 7 of 12 Customer’s (or Customer’s designee’s) ownership in and to the Customer Software and Customer Work Product.” (j) Section 10.02. (Supplier Software and Work Product). Section 10.02 of the A&R 2019 ITSA is amended to add the following as new subsection 10.02(5): “(5) The parties intend that all licenses that Supplier or Supplier Party grants to Customer or Customer Party under this Agreement are, for purposes of 11 U.S.C. § 365(n), licenses of rights to “intellectual property,” as that term is defined in 11 U.S.C. § 101(35A). Nothing in this agreement limits the Customer or Customer Party’s rights under 11 U.S.C. § 365(n). The Customer or Customer Party is not, in this Agreement, making an election under 11 U.S.C. § 365(n).” (k) Subsection (1) of Section 10.03. (Developed Software and Work Product). Subsection 10.03(1) of the A&R 2019 ITSA is deleted and replaced with the following: “(1) Customer Party owns and shall continue to own and have all right, title and interest in and to the Developed Customer Software and Developed Work Product, and, except as set forth in this Section, Supplier Party holds no title, right, or interest (including any equitable or beneficial interest) in the Developed Customer Software and Developed Work Product. Supplier Party irrevocably assigns, transfers and conveys to Customer Party all of its right, title and interest (including ownership of copyright) in and to the Developed Customer Software and Developed Work Product. Supplier Party shall execute any documents (or take any other actions) as may be necessary, or as Customer Party may request, to perfect the ownership of Customer Party in the Developed Customer Software and Developed Work Product. Customer Party may designate any Affiliate of Customer to be the owner of such Developed Customer Software or Developed Work Product for purposes of this Section, in which case the references to Customer Party in this Section shall be to such Affiliate. Customer Party grants Supplier Party a global, royalty-free, irrevocable, perpetual, non-exclusive license to access, use, copy, maintain and modify (and except to the extent set forth in the applicable Statement of Work, also to make, sell and sublicense, and, in each case, to authorize others to do the same) the Developed Customer Software that is: (a) implemented to manage, or is integrated into, Customer’s information technology environment; (b) of the type used by service providers to manage information technology environments and data centers generally, (c) not specific to the Customer Lines of Business or Customer’s business, and (d) a work that is not a modification, enhancement or derivative of Customer Software.” (l) Section 10.04. (Inventions). Section 10.04 of the A&R 2019 ITSA is deleted and replaced with the following: “10.04. Inventions. Except to the extent otherwise set forth in the applicable Statement of Work, with respect to Inventions embodied in, or otherwise incorporated into, Developed Customer Software, Customer owns and shall continue to own such Inventions and only Customer Party may seek patent protection for the Invention. Supplier holds no title, right, or interest (including any equitable or beneficial interest) in the Inventions. Supplier irrevocably assigns, transfers and conveys to Customer Party all of its right, title and interest in such Inventions. Supplier shall execute any documents (or take any other actions) as may be required to file applications and to obtain patents in the name of Customer Party in any countries covering the Inventions. Customer Party may designate any Affiliate of Customer to be the owner of such invention for purposes of this Section, in which case the references to Customer Party in this Section shall be to such Affiliate. Except to the extent otherwise set forth in the applicable Statement of Work, with respect to any other Invention, the Contracting Parties shall own such Inventions jointly, with no accounting.”

Broadridge / Kyndryl Confidential Information Amendment No. 5 Page 8 of 12 (m) Section 11.01. (Ownership of Data). Section 11.01 of the A&R 2019 ITSA is deleted and replaced with the following: “11.01. Ownership of Data. Customer owns and retains, and shall continue to own and retain, all right, title and interest in and to the Customer Data. Supplier holds no title, right, or interest (including any equitable or beneficial interest) in the Customer Data. Supplier shall not use (except as necessary to perform the Services), disclose, transfer or provide any Customer Data without Customer Party’s prior approval. Supplier shall not access Customer Data (including Personal Data) from outside the United States without the prior written approval of Customer Party; provided, however, that such approval shall not be required by Supplier to access Customer Data (other than Personal Data) from outside the United States using Supplier’s proprietary “G Smart” services, solely for the purposes of generating reports detailing Services performance and network monitoring. To the extent Supplier has any rights in Customer Data, Supplier hereby irrevocably and perpetually assigns, transfers and conveys to Customer Party (or the Affiliate of Customer designated by Customer Party) without further consideration, all of its right, title and interest in and to the Customer Data. Upon Customer Party’s request, Supplier shall execute any documents (or take any other actions) as may be necessary, or as Customer Party may request, to enforce these rights of Customer in Customer Data. Supplier shall limit the disclosure of any Customer Data to only those Supplier personnel who have been subject to background screening as provided in Article 5 and who have been advised of the confidential and proprietary nature of such Customer Data and who have acknowledged the obligation to maintain the confidentiality of Customer Data in accordance with the terms of this Agreement. Additionally, Supplier shall only disclose to such Supplier personnel Customer Data that is required for such personnel to provide the Services.” (n) Subsection (2) of Section 15.04. (Withholding; Rights of Set-Off and Recoupment). Subsection (2) of Section 15.04 of the A&R 2019 ITSA is deleted and replaced with the following: “(2) With respect to any amount that the Contracting Parties agree should be reimbursed to Customer Party by Supplier Party or is otherwise payable to Customer Party by Supplier Party, and any Interest thereon calculated from the date of payment or the date reimbursement was due, Customer Party may, in accordance with the Contracting Parties’ agreement, deduct or recoup the entire or prorated amount owed to Customer Party against the Fees or, at the request of Customer Party, Supplier Party shall pay such amounts to Customer Party at or after the end of the Term.” (o) Section 18.06 (Regulatory Information). Section 18.06 is amended to add the following sentence after the first sentence in Section 18.06: “Customer may disclose information regarding the Agreement, including the terms of this Agreement, to governmental or regulatory authorities having jurisdiction over Customer and/or Customer’s clients.” (p) Section 18.13 ([****]). Section 18 is hereby amended to add the following as new Section 18.13: “18.13. [****]. [****].” (q) Paragraph Following Subsection (2)(g) of Section 23.01. (Direct Damages). The paragraph following Subsection (2)(g) of Section 23.01 of the A&R 2019 ITSA is deleted and replaced with the following:

Broadridge / Kyndryl Confidential Information Amendment No. 5 Page 9 of 12 “[****].” (r) Section 24.01. (Insurance). (i) Subsection (6) of Section 24.01 (Insurance) of the A&R 2019 ITSA is amended to add the following sentence at the end of Subsection (6): “Coverage includes network security, unauthorized access, unauthorized use, receipt or transmission of malicious code, denial of service attack, unauthorized disclosure or misappropriation of private information, privacy liability (including liabilities arising from third-party losses related to claims made by affected third-parties), notification costs, credit card monitoring, and fines and penalties incurred by Customer.” (ii) Section 24.01 (Insurance) of the A&R 2019 ITSA is amended to add the following as a new Subsection (7): “(7) non-cancelable Directors and Officers Liability Insurance reasonably acceptable to Customer covering acts, omissions, events and circumstances of Supplier’s current, former and future directors, officers, managers and other insured persons and continuing through the Term and at least three years thereafter.” (s) Section 25.01 (Term). Section 25.01 of the A&R 2019 ITSA is deleted in its entirety and replaced with the following: 25.01. Term (1) This Agreement shall commence on the Effective Date and shall expire at 24:00 (Eastern Time) on December 31, 2031 (“Initial Expiration Date”), unless terminated earlier as permitted under this Agreement or as extended for the Renewal Term (if any) and the Termination Assistance Period (the “Term”). (2) Unless this Agreement is terminated earlier as permitted under this Agreement, Customer Party shall notify Supplier Party at least 90 days prior to the Initial Expiration Date as to whether Customer Party desires to renew this Agreement. If Customer Party provides Supplier Party such notice, then this Agreement shall be extended for a renewal term of 12 months, as designated by Customer Party (the “Renewal Term”), at the Fees, terms and conditions then in effect (as such Fees may be adjusted in accordance with Exhibit 4), provided that [****]). (t) Section 25.06 (Termination for [****]). Section 25.06 of the A&R 2019 ITSA is hereby deleted and replaced with the following: “25.06. Termination for [****]. [****].” (u) Section 25.07 (Termination for [****]). Section 25.07 of the A&R 2019 ITSA is hereby deleted and replaced with the following: “25.07. Termination for [****]. [****].” (v) Section 25.08. (Partial Termination). Section 25.08 of the A&R 2019 ITSA is deleted and replaced with the following:

Broadridge / Kyndryl Confidential Information Amendment No. 5 Page 10 of 12 “25.08. Partial Termination. If Customer Party has the right to terminate this Agreement in its entirety, Customer Party may alternatively elect to terminate only the Towers or Services affected by the events, facts or circumstances giving rise to Customer Party’s right to terminate; provided, however, that (1) any termination pursuant to Section 25.02 shall only be of this Agreement in its entirety or by the applicable Tower, (2) any termination pursuant to Section 25.04 or Section 25.06 shall only be of this Agreement in its entirety and (3) any termination of “mainframe” or “midrange” Services (as described in Exhibit 2) pursuant to Section 25.03, Section 25.05 or Section 25.07 shall only be of this Agreement in its entirety or by the applicable Tower. Any rights or obligations of the Contracting Parties applicable to a termination of this Agreement in its entirety, shall also apply to the termination, insource or resource of any Services. Nothing in this Section shall limit Customer’s rights under Section 3.14 nor shall this Section be construed as Customer’s consent or authorization to Supplier to assume or reject this Agreement, in whole or in part, under 11 U.S.C. § 365.” (w) Section 25.11 (Effect of Termination). Subsection (7) of Section 25.11 of the A&R 2019 ITSA is deleted and replaced with the following: “(7) Upon Customer Party’s request, Supplier shall sell to Customer Party or its designee Supplier Hardware ([****]), used by Supplier primarily for the benefit of Customer to perform the Services as of the effective date of expiration or termination of the applicable Services (and any Termination Assistance Services relating to such Services) free and clear of all liens, security interests or other encumbrances at Net Book Value. With respect to Supplier-Owned or Leased Assets ([****]), upon Customer Party’s request, Supplier shall sell to Customer Party or its designee Supplier Hardware used by Supplier primarily for the benefit of Customer to perform the Services as of the effective date of expiration or termination of the applicable Services (and any Termination Assistance Services relating to such Services) free and clear of all liens, security interests or other encumbrances at Net Book Value. [****].” (x) Section 25.16 (Termination [****]). [****]: “[****]” (y) Article 25 (Term and Termination). Article 25 of the A&R 2019 ITSA is hereby amended to add the following as new Section 25.17: “Section 25.17 (Termination for [****]). [****]” (z) Section 26.01. ([****]). [****]: “[****] Subject to Article 23, [****] Customer Party’s exercise of its rights under this Section shall not constitute a waiver by Customer Party of any of the rights it may have (including Customer Party’s rights to terminate this Agreement).” (aa) Subsection (5) of Section 27.01. (Force Majeure). Section 27.01 of the A&R 2019 ITSA is amended to add the following to the end of subsection (5): “No provision of this Section 27.01 shall be construed as Customer’s consent or authorization to Supplier to assume or reject this Agreement, in whole or in part, under 11 U.S.C. § 365.” (bb) Section 29.17 (Survival). Section 29.17 of the A&R 2019 ITSA is hereby modified to add Section 7.08 (Data Center [****]), Section 26.01 ([****], which will survive[****]) and Section 29.22

Broadridge / Kyndryl Confidential Information Amendment No. 5 Page 11 of 12 ([****], which will survive until [****]) to the list of sections that survive the termination (or expiration) of the Agreement. (cc) Section 29.22 ([****]). [****]. “29.22. [****]. (dd) [****]. [****]. (ee) [****]. [****]. (ff) [****]. [****]. 3. [****]. [****]. 4. [****]. [****]. 5. Scrivener’s Error. The Contracting Parties acknowledge that, as of the Amendment No. 5 Effective Date, all material terms and conditions of this Amendment No. 5 are complete. Notwithstanding the foregoing, the Contracting Parties acknowledge that there is the potential for scrivener’s errors or unintended deviations in the documentation that will need to be resolved in order to properly reflect the Parties’ intent and agreement under this Amendment No. 5. During the thirty (30) days after the Amendment No. 5 Effective Date (or such longer period as the Contracting Parties mutually agree in writing), the Contracting Parties shall review and, if required, appropriately revise the documentation in good faith to address the items and achieve the Contracting Parties’ mutual goals. 6. [****]. [****]. 7. General. (a) All references to “Amendment No. 5” include Amendment No. 5 and its Exhibits or Attachments. (b) All capitalized terms used but not defined herein have the same meanings ascribed to them in the Agreement. (c) Except as expressly amended by this Amendment No. 5, the Agreement remains in full force and effect. (d) In the event of any conflict between the terms and conditions of this Amendment No. 5 and any terms and conditions elsewhere in the Agreement, the terms and conditions of this Amendment No. 5 shall prevail. (e) This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one single agreement between the Contracting Parties. Signatures may be exchanged electronically and electronically transmitted signatures shall have the full force and effect of an original signature. The remainder of this page intentionally left blank.

Broadridge / Kyndryl Confidential Information Amendment No. 5 Page 12 of 12 IN WITNESS WHEREOF, the authorized representatives of the Contracting Parties have executed this Amendment No. 5 as of March 31, 2026. BROADRIDGE FINANCIAL SOLUTIONS, INC. KYNDRYL, INC. By: /s/ Tyler Derr By: /s/ Stacy Newsome Title: Chief Technology Officer Title: Vice President, Client Partner Name: Tyler Derr Name: Stacy Newsome Date: March 31, 2026 Date: March 31, 2026 By: /s/ Frederic Khalil Title: Chief Procurement and Real Estate Officer Name: Frederic Khalil Date: March 31, 2026